Exhibit 10.28

Employment Agreement Amendment

This Amendment is entered into by and between ClubCorp USA, Inc. (“ClubCorp”), and John Beckert (“Beckert”) to be effective as of August 27, 2002.

Recitals

Whereas, by the terms of an Employment Agreement (“Agreement”), ClubCorp employed Beckert in the positions of President and Chief Operating Officer of ClubCorp and its parent ClubCorp, Inc.; and

Whereas, inadvertently, paragraph 3(l) of the version of the Agreement signed by the parties did not correctly recite the terms of Beckert’s option grant; and

Whereas, by signing this Amendment, the parties intend to correct paragraph 3 to accurately reflect the terms of Beckert’s option grant.

Now, therefore, for adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Paragraph 3(l) of the Agreement is hereby deleted and replaced in its entirety with the following:

“3.	Stock options.

(I)	On January 1, 2003, you will receive non-qualified stock options under the Stock Plan for six hundred seventy-five thousand (675,000) shares of ClubCorp, Inc. stock, with an Exercise Price of the Fair Market Value of ClubCorp, Inc. stock as of year-end 2002. The right to exercise the foregoing options shall vest in increments of 20% of the total original grant on each anniversary of your Start Date. You will receive a minimum of one hundred and fifty thousand (150,000) additional stock options on each of January 1, 2003 (with an Exercise Price of the Fair Market Value of ClubCorp, Inc. stock as of January 1, 2003) and January 1, 2004 (with an Exercise Price of the Fair Market Value of ClubCorp, Inc. stock as of January 1, 2004). Based upon your performance, these grants may exceed one hundred and fifty thousand (150,000) stock options in each year, and you may be eligible to the same extent as other senior executives of ClubCorp for additional awards of options.”

2.	The parties ratify and confirm all other terms of the Agreement as stated therein.

[ Signature Appear on the following Page]

JOHN BECKERT

/s/ John Beckert

Signature

John Beckert

Printed

CLUBCORP USA, INC.

By:	/s/ Terry A. Taylor

Signature
Terry A. Taylor

Printed
General Counsel

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